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                                                                       EXHIBIT 4

                             JOINT FILING AGREEMENT

            The undersigned hereby agree to file jointly the Statement on
Schedule 13D (the "Schedule") relating to the Common Stock of Orphan Medical, Inc. and any further amendments thereto which may be deemed necessary pursuant to Regulation 13D or G promulgated under Section 13 of the Securities Exchange Act of 1934, as amended.

            It is understood and agreed that a copy of this Agreement shall be attached as an exhibit to this Statement, filed upon behalf of each of the parties hereto.

            This Agreement may be executed in multiple counterparts, each of which shall constitute an original, one and the same instrument.

            IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of July 31, 1998.


                                    UBS CAPITAL II LLC


                                    By: /s/ Michael Greene
                                        --------------------------------
                                        Michael Greene
                                        Partner

                                    By: /s/ Marc Unger
                                        --------------------------------
                                        Marc Unger
                                        Chief Financial Officer


                                    UBS CAPITAL HOLDINGS LLC


                                    By: /s/ Michael Greene
                                        --------------------------------
                                        Michael Greene
                                        President

                                    By: /s/ Marc Unger
                                        --------------------------------
                                        Marc Unger
                                        Chief Financial Officer


                                                            Page 20 of 21 pages.
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                                    UBS AG


                                    By: /s/ Robert Dinerstein
                                        --------------------------------
                                        Robert Dinerstein
                                        Attorney-In-Fact

                                    By: /s/ Lewis R. Eber
                                        --------------------------------
                                        Lewis R. Eber
                                        Attorney-In-Fact


                                                            Page 21 of 21 pages.